================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                           DAUGHERTY RESOURCES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                               LEXINGTON, KY 40509



                    PROXY STATEMENT AND INFORMATION CIRCULAR
                               AS AT JUNE 2, 2000

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509



To Our Shareholders:

         You are cordially invited to attend the 2000 Annual General Meeting of the Shareholders of Daugherty Resources, Inc. (the "Meeting") to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 29, 2000 at 10:00 a.m., Vancouver, British Columbia time.

         Your approval is requested in fixing the number of directors of the Company for the coming year, electing directors to serve for the coming year, ratifying the appointment of an auditor for the Company for the fiscal year ending December 31, 2000, and ratifying, affirming and approving the issuance of options to purchase shares of the Company's Common Stock.

         Whether or not you plan to attend the Meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the Meeting, even if you send in your proxy.

         We appreciate your continued interest in Daugherty Resources, Inc.

                                             Very truly yours,


                                             /s/ William S. Daugherty
                                             William S. Daugherty
                                             Chairman of the Board and President
                                             On Behalf of the Board of Directors

Lexington, Kentucky
June 2, 2000

                            DAUGHERTY RESOURCES, INC.

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 29, 2000


         The 2000 Annual General Meeting of Shareholders (the "Meeting") of Daugherty Resources, Inc., a British Columbia corporation (the "Company"), will be held at 625 Howe Street, Suite 700, British Columbia, Canada, on June 29, 2000, at the hour of 10:00 a.m. (local time), for the following purposes:

         1. To receive and consider the audited financial statements of the Company for the fiscal year ended December 31, 1999, together with the auditors' report thereon.

         2. To receive and consider the report of the directors of the Company.

         3. To fix the number of directors for the ensuing year.

         4. To elect directors for the ensuing year.

         5. To consider the ratification of the appointment of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as auditor of the Company for the fiscal year ending December 31, 2000.

         6. To ratify, affirm and approve the November 3, 1997 Option Agreement and the August 20, 1999 Option Certificate by and between, the Company, and Environmental Energy, Inc. ("EEI"), for the issuance of options to acquire 1,120,000 shares of the Company's Common Stock at the price of US$1.00 per share.

         7. To transact such other business as may properly come before the Meeting on any adjournments thereof.

         Shareholders registered as holders of the Company's common shares (the "Common Stock") who are deemed to hold such shares as of the close of business on May 12, 2000 (the "Record Date") are entitled to Notice of the Meeting. A list of the shareholders will be available for inspection for at least 10 days prior to the Meeting during normal business hours at the offices of the Company.

         Shareholders are cordially invited to attend the Meeting in person. Those who do not attend and who wish their shares to be voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

         Only holders of the Common Stock are entitled to vote on all matters to be considered at the Meeting. If any shareholder transfers his shares after the Record Date and the transferee, at least 48 hours prior to the Meeting, produces properly endorsed share certificates to the Secretary or transfer agent of the Company, or otherwise establishes ownership of the shares, the transferee may vote those shares. The transfer register will not be closed at any time prior to the Meeting.

         The Board of Directors has by resolution fixed the close of business on the second business day preceding the day of the Meeting (excluding Saturdays, Sundays and holidays) and any adjournments thereof as the time before which proxies to be used or acted upon at the Meeting or any adjournments thereof shall be deposited with the Company or its transfer agent.

         Shareholders, whether or not able to attend the Meeting in person, are requested to date and sign the enclosed form of proxy and to return it to the Company's Transfer Agent, Pacific Corporate Trust Company, 625 Howe Street, Suite 830, Vancouver, British Columbia, V6C 3B8, by not later than 10:00 a.m. (Vancouver, British Columbia time) on June 27, 2000.

FOR FULL INFORMATION, THIS NOTICE MUST BE READ IN CONJUNCTION WITH THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

                                             By Order of the Board of Directors,


                                             /s/ William S. Daugherty
                                             William S. Daugherty
                                             Chairman of the Board and President

Lexington, Kentucky
June 2, 2000

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

                                 PROXY STATEMENT

SOLICITATION OF PROXIES

         The Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Daugherty Resources, Inc., a British Columbia corporation (the "Company"), for the 2000 Annual General Meeting of Shareholders (the "Meeting") in order to:

         -  Fix the number of directors to serve for the coming year at three.

         - Elect the candidates nominated by the Board of Directors to serve as directors for the coming year.

         - Ratify the appointment of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as auditor of the Company for the fiscal year ending December 31, 2000.

         - To ratify, affirm, and approve the November 3, 1997 Option Agreement and the August 20, 1999 Option Certificate by and between the Company and Environmental Energy, Inc. ("EEI"), for the issuance of options to acquire 1,120,000 shares of Common Stock at the price of US$1.00 per share.

         - Transact such other business as may properly come before the Meeting.

         The Annual Report of the Company on Form 10-KSB, including financial statements for the year ended December 31, 1999, and the Quarterly Report of the Company on Form 10-QSB for the period ended March 31, 2000 are enclosed with this Proxy Statement.

         This Proxy Statement and the enclosed proxy card were first sent or given to shareholders on or about June 2, 2000. All associated costs relating to this proxy solicitation will be borne by the Company. Advance notice of the Meeting was published in the Vancouver Province in Vancouver, British Columbia on May 2, 2000. In addition to solicitation by mail, certain of the directors, officers and employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and they will be reimbursed by the Company for postage and clerical expenses.

         Shares represented by properly executed proxies will be voted as specified. IF NO SPECIFICATIONS HAVE BEEN GIVEN IN PROXIES WHICH ARE RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE, FOR THE ELECTION OF THE NOMINEES LISTED HEREIN AS DIRECTORS FOR THE ENSUING YEAR, FOR THE RATIFICATION OF KRAFT, BERGER, GRILL, SCHWARTZ, COHEN & MARCH LLP AS AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000, FOR THE RATIFICATION, AFFIRMATION AND APPROVAL OF THE OPTION AGREEMENT AND THE UNDERLYING OPTION CERTIFICATE, AND IN THE DISCRETION OF THE PERSONS NAMED IN THE PROXY ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. At the time of the printing of this Proxy Statement, management knows of no such other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if any other matters which are not now known to management should properly come before the Meeting or any adjournments thereof, the proxies will be voted on such matters in accordance with the best judgment of the proxies named therein.

         A form of proxy will not be valid unless it is completed and delivered to Pacific Corporate Trust Company, 625 Howe Street, Suite 830, Vancouver, British Columbia V6C 3B8, Canada, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting.

APPOINTMENT AND REVOCATION OF PROXIES

         The solicitation of proxies is being made on behalf of the Board of Directors of the Company. The individuals named in the accompanying form of proxy are the President and a director of the Company. A shareholder wishing to appoint some other person (who needs not be a shareholder of the Company) to represent him at the Meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of the proxy or by completing another form of proxy.

         Proxies may be revoked at any time before the commencement of the Meeting by delivering to the Chairman of the Meeting a written revocation or a duly executed proxy bearing a later date. The principal executive office and mailing address of the Company is 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at the Company's principal executive office.

VOTING OF SECURITIES

         Shareholders of record at the close of business on May 12, 2000 (the "Record Date") are entitled to notice of the Meeting. As of the Record Date, 2,616,486 shares of the Common Stock were issued and outstanding, fully paid and non-assessable. Each share of the Common Stock is entitled to one vote. No other voting stock of the Company is issued and outstanding. The quorum for the transaction of business at the Meeting consists of two persons present and being, or representing by proxy, shareholders holding not less than one-tenth of the outstanding shares of the Common Stock. If sufficient shares are not represented in person or by proxy at the Meeting to constitute a quorum, the Meeting may be postponed or adjourned in order to permit further solicitations of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Meeting in the manner set forth above.

         Under the Company Act of British Columbia (the "BCCA"),

         - The three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors (Item
            2). There will be no cumulative voting in the election of directors.

         - A simple majority of the votes cast at the Meeting is required to approve the fixing of the number of directors for the ensuing year at three (Item 1), the ratification of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as auditor for the fiscal year ending December 31, 2000 (Item 3), and the approval of the Option Agreement and underlying Option Certificate to purchase Common Stock (Item 4).

         Under British Columbia law, abstentions are treated as presented and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect.

                ITEM 1: DETERMINATION OF THE NUMBER OF DIRECTORS

         Management proposes to fix the number of directors of the Company at three for the ensuing year.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of share of the Common Stock present in person or represented by proxy at the Meeting is required to fix the number of directors of the Company at three for the ensuing year.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FIXING OF THE NUMBER OF DIRECTORS ENSUING YEAR AT THREE.

                          ITEM 2: ELECTION OF DIRECTORS

         The Board of Directors is currently composed of three members. It is intended that the number of directors will be three for the ensuing year.

TERM OF OFFICE

         The term of office of each of the current directors expires at the Meeting. The persons named below have been nominated to stand for election at the Meeting by the Board of Directors. Each director elected will hold office until the next annual general meeting of the shareholders of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Memorandum and Articles of the Company or the provisions of the BCCA.

NOMINEES

         The following persons will be nominated at the Meeting for the available positions on the Board of Directors of the Company:

         - William S. Daugherty, age 45, has been a director since September 1993. Mr. Daugherty has served as President and Chief Operating Officer of the Company since September 1993 when he acquired 1,250,000 shares of the Common Shares in exchange for all of his common stock in Daugherty Petroleum, Inc. Mr. Daugherty has served as President of Daugherty Petroleum, Inc. since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of the Company.

         - James K. Klyman, age 45, has been a director since May 1992. For the past eight years, Mr. Klyman has been a computer software designer and programmer specializing in applied information technology.

         - Charles L. Cotterell, age 75, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a Vice President of Konal Engineering Co. Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Mines, Equipment Co., Ltd., and is the past President of Smith Press Automation Co., Ltd.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         During fiscal year 1999, the Board of Directors held six meetings and approved actions on six separate occasions by unanimous consent without formal meetings. The Board of Directors has established an Audit Committee and Nominating Committee to oversee specific matters affecting the Company.

         COMMITTEES. The Company does not have an Executive Committee. The Company is required to have an Audit Committee of which the current members are William S. Daugherty, James K. Klyman and Charles L. Cotterell. The Audit Committee held one meeting during fiscal 1999. The Audit Committee meets with the Company's auditor to review the Company's accounting policies, internal controls and other accounting and auditing matters; makes recommendations to the Board as to the engagement of a firm of independent accountants as auditor; and reviews the letter of engagement and statement of fees relating to the scope of the annual audit and special audit work which may be recommended or required by the auditor.

         The Nominating Committee, currently composed of William S. Daugherty and Charles L. Cotterell, held one meeting during fiscal 1999. The functions performed by the Nominating committee include selecting candidates to fill vacancies on the Board of Directors, reviewing the structure and composition of the Board, and considering qualifications requisite for continuing Board service. The Nominating Committee will consider candidates recommended by a shareholder of the Company. Any such recommendation for the 2001 Annual General Meeting of Shareholders should be provided to the Corporate Secretary of the Company by March 1, 2001.

         During the fiscal year ended December 31, 1999, each director attended all meetings of the Company's Board of Directors and the respective Committees on which he served.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Company does not have a Compensation Committee or other Board committee performing an equivalent function. In establishing compensation levels, the Board of Directors has endeavored to ensure the compensation programs for the Company's executive officers were effective in attracting and retaining key executives responsible for the success of the Company and were administered in an appropriate fashion in the long-term best interest of the Company and its shareholders. In that regard, the Board of Directors sought to align total compensation for the Company's executive officers with the performance of the Company and the individual performance of each executive officer in assisting the Company in accomplishing its goals.

         Unless otherwise indicated, all references to dollars throughout this Proxy Statement shall mean United States dollars.

         All actions of the Board with respect to Mr. Daugherty's compensation are taken without his involvement. Mr. Daugherty and Charles L. Cotterell, one of the directors of the Company, participated in deliberations concerning other officer and key employee base compensation, while bonuses and incentive stock options are authorized by the action of the entire Board of Directors.

         BASE SALARY. The Board's policy with respect to 1999 base salaries for executive officers was generally to keep them at appropriate levels in light of what was customary in the industry. Mr. Daugherty's base compensation has not been changed since September 1996.

         STOCK OPTIONS. The Board of Directors believes that to achieve the Company's long-term growth objectives and to align management and its shareholders' interests, it is in the best interest of the Company from time to time to grant stock options to key members of its management and staff. Consequently, on March 7, 1997, the Board of Directors adopted, subject to the approval of the shareholders of the Company, a Stock Option Plan under Section 422 of the Internal Revenue Code of 1986, as amended. The Stock Option Plan is administered by a Committee appointed by the Board of Directors, the members of which are to be "Non-Employee Directors" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Committee are James K. Klyman and Charles L. Cotterell. The Stock Option Plan provides that 600,000 shares of the Common Stock are to be the subject of stock options, 400,000 of which are reserved for Mr. Daugherty, and the remaining 200,000 reserved for other employees of the Company as may be determined by the Committee.

VOTE REQUIRED

         The three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF WILLIAM S. DAUGHERTY, JAMES K. KLYMAN, AND CHARLES L. COTTERELL AS DIRECTORS OF THE COMPANY.

       ITEM 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Subject to shareholder ratification, the Board of Directors has appointed Kraft, Berger, Grill, Schwartz, Cohen & March LLP, a Toronto, Ontario based accounting firm, as the Company's auditor for the fiscal year ending December 31, 2000. Kraft, Berger, Grill, Schwartz, Cohen & March LLP has served as the Company's independent public accountant since 1992. Representatives of Kraft, Berger, Grill, Schwartz, Cohen & March LLP are not expected to be present at the Meeting.

VOTE REQUIRED

         The affirmative vote of a majority of the total shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the ratification of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as the Company's independent public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KRAFT, BERGER, GRILL, SCHWARTZ, COHEN & MARCH LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

   ITEM 4. RATIFICATION, AFFIRMATION AND APPROVAL OF OPTION AGREEMENT, AND UNDERLYING OPTIONS, BETWEEN THE COMPANY AND ENVIRONMENTAL ENERGY, INC.

         On November 3, 1997 pursuant to a Letter Agreement (the "Letter Agreement") of the same date, the Company executed an Option Agreement that granted Environmental Energy, Inc., subject to earning the options by participating in oil and gas drilling ventures pursuant to the terms and conditions of the Letter Agreement, the option to purchase up to 1,200,000 shares of the Company's Common Stock. On October 21, 1999, pursuant to the Option Agreement and the Letter Agreement, the Company delivered an Option Certificate dated August 20, 1999 to Environmental Energy, Inc. granting it options to purchase 1,120,000 shares of the Company's Common Stock at an initial exercise price of One Dollar (US $1.00) per share. Copies of the Option Agreement and Option Certificate have been filed as Exhibits to a Form 8-K filed by the Company on May 22, 2000.

PURPOSE FOR APPROVAL

         The options to be approved will satisfy the Company's contractual obligation to Environmental Energy, Inc. to issue options for shares of its Common Stock in exchange for Environmental having participated in the drilling of natural gas wells with the Company's subsidiary, Daugherty Petroleum, Inc. The Company's management believes that the value recommended by virtue of Environmental's participation in the natural gas wells was reasonable and represents a fair value for the options to be approved.

POTENTIAL DILUTION

         The issuance of the Option Agreement and the underlying Option Certificate may have a dilutive effect on the present owners of the Common Stock. Due to the exercise price being US$1.00 per share, below both the current market and book value of the stock, if the holders of the Options elect to exercise them and purchase Common Stock the shares of Common Stock issued will cause a dilution of interest of the present shareholders of the Company. The extent of the potential dilution cannot be reasonably anticipated at this time and will depend upon a number of factors, including the number of shares purchased and the book value of the Common Stock at the time of the purchase.

VOTE REQUIRED

         Rule 4310 of the Marketplace Rules of The Nasdaq Stock Market ("Rule 4310") requires the Company to obtain shareholder approval of a transaction involving the issuance of securities where, as in this case, the issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock at a price less than the greater of book or market value of the stock. The Company has determined that in order to comply with Rule 4310 it is necessary to submit the Option Agreement and Option Certificate to the shareholders for their ratification, affirmation and approval.

         The affirmative vote of a majority of the total shares of the Common Stock present in person or presented by proxy at the meeting is required to approve the ratification, affirmation and approval of the November 3, 1997 Option Agreement and the underlying August 20, 1999 Option Certificate.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION, AFFIRMATION AND APPROVAL OF THE NOVEMBER 3, 1997 OPTION AGREEMENT AND THE UNDERLYING AUGUST 20, 1999 OPTION CERTIFICATE.

                                   MANAGEMENT

         Set forth below are the directors and executive officers of the Company, together with their ages as of the date of this Proxy Statement. Each director is elected for a one-year term and serves until his successor is elected and qualified.

               NAME                    AGE                   POSITION                     DIRECTOR SINCE
               ----                    ---                   --------                     --------------
William S. Daugherty                   45      Chairman of the Board, President and       September 1993
                                               Chief Executive Officer
James K. Klyman                        45      Director                                      May 1992
Charles L. Cotterell                   75      Director                                     June 1994
D. Michael Wallen                      45      Vice President and Secretary                    N/A

         A description of the business experience during the past several years for each of the directors and executive officers of the Company and certain significant employees of the Company is set forth below.

         William S. Daugherty, age 45, has served as Director, President and Chief Operating Officer of the Company since September 1993. Mr. Daugherty has served as President of Daugherty Petroleum, Inc. since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of the Company. Mr. Daugherty is past president of the Kentucky Oil and Gas Association, the Kentucky Independent Petroleum Producers Association, and also serves as the Governor's Official Representative to the Interstate Oil and Gas Compact Commission. Mr. Daugherty holds a B. S. Degree from Berea College, Berea, Kentucky.

         James K. Klyman, age 45, has been a director since May 1992. For the past seven years Mr. Klyman has been a computer software designer and programmer specializing in applied information technology.

         Charles L. Cotterell, age 75, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a Vice President of Konal Engineering Co., Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Equipment Co., Ltd., and the past President of Smith Press Automation Co., Ltd.

         D. Michael Wallen, age 45, joined Daugherty Petroleum, Inc. in March 1995, as Vice President of Engineering and was elected a Vice President of the Company in March 1997. Prior to joining the Company, Mr. Wallen served as the Director of the Kentucky Division of Oil and Gas for six years. Prior to serving as Director of the Kentucky Division of Oil and Gas, he worked as well drilling and completion specialist and as a gas production engineer in the Appalachian Basin for various operating companies. Mr. Wallen holds a B. S. Degree from Morehead State University, Morehead, Kentucky.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Directors, officers and greater than 10 percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company has not received any forms required by 16(a) from Environmental Energy, Inc., Environmental Energy Partners I, Ltd., Environmental Energy Partners II, Ltd., Environmental Holding Company, LLC and Environmental Operating Partners, Ltd., which previously became beneficial owners.

EXECUTIVE COMPENSATION

         The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 1999, 1998 and 1997 for services in all capacities rendered to the Company by William
S. Daugherty, the Chief Executive Officer of the Company. There was no other person serving as an executive officer of the Company at December 31, 1999, whose total annual salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
NAME AND PRINCIPAL POSITION                    YEAR            SALARY            BONUS ($)            OPTIONS #
---------------------------                    ----            ------            ---------            ---------
William S. Daugherty                           1999            $ 75,000          $ 12,500 (1)                0
Chairman and President                         1998            $ 75,000          $ 12,500 (2)                0
                                               1997            $ 75,000          $ 12,500 (3)          400,000 (4)

-----------------
(1) The bonus was in the form of 12,500 shares of the Common Stock valued at $1.00(U.S.) per share.
(2) The bonus was in the form of 12,500 shares of the Common Stock valued at $1.00(U.S.) per share.
(3) The bonus was in the form of 25,000 shares of the Common Stock valued at $0.50(U.S.) per share. The shares represent bonuses approved by the Board of Directors on June 25, 1997. The shares were issued June 27, 1997.
(4) These options were approved on March 7, 1997, by the Board of Directors pursuant to the Alaska Apollo Resources Inc. 1997 Stock Option Plan, are exercisable at $1.546875 (U.S.) per share after giving effect to the one for five consolidation of Common Shares that was effective June 29, 1998. The options vest over a five-year period with 71,111 vesting during 1997 through 2001 and 44,445 vesting in 2002. The options expire on March 6, 2002. Vesting is subject to Mr. Daugherty's continued employment.

         While the officers of the Company receive benefits in the form of certain perquisites, the individual identified in the foregoing table has not received perquisites, which exceed in value the lesser of $50,000 or 10 percent of such officer's salary and bonus.

STOCK OPTIONS

         No stock options were granted to officers by the Company during 1999. The following table shows the number of shares of the Common Stock underlying all exercisable and non-exercisable stock options held by William S. Daugherty and D. Michael Wallen as of December 31, 1999.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                 NAME                             NUMBER OF UNEXERCISED                  VALUE OF UNEXERCISED IN-THE-MONEY
                 ----                         OPTIONS AT FISCAL YEAR-END (#)              OPTIONS AT FISCAL YEAR-END ($)
                                              ------------------------------              ------------------------------
                                                EXERCISABLE/UNEXERCISABLE                  EXERCISABLE/UNEXERCISABLE (1)
                                                -------------------------                  -----------------------------
         William S. Daugherty                        404,444/115,556                                     0
           D. Michael Wallen                             50,000/0                                        0

---------------------
(1) The closing market price for the shares of Common Stock at December 31, 1999, was $1.375. None of the options granted to Mr. Daugherty were in the money as of the end of the fiscal year 1999.

         The following is a summary of options that have been granted by the Company to William S. Daugherty and D. Michael Wallen during the course of their employment. In all instances the number of shares have been reduced and the exercise price increased to reflect the effect of the one for five consolidation of the Common Stock, which was effective June 29, 1998.

         Mr. Daugherty received options to purchase 40,000 shares of the Common Stock in 1994 exercisable at $9.50 per share in increments of 10,000 shares each on December 10, 1994, 1995, 1996, and 1997. These options expired December 10, 1998. In February 1995, the Board of Directors of the Company authorized the granting of incentive stock options covering 40,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 10,000 share increments on February 27, 1995, 1996, 1997, and 1998. Additionally, on December 27, 1995, the Board of Directors of the Company authorized the granting of incentive stock options covering 40,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 10,000 share increments on December 27, 1995, 1996, 1997, and 1998. All options authorized in favor of Mr. Daugherty in 1995 are exercisable at $5.00 per share, expire five years from the date of vesting and are contingent upon Mr. Daugherty's employment at the time of vesting. As detailed above, on June 28, 1996, the Board of Directors authorized the granting of incentive stock options to Mr. Daugherty covering 40,000 shares of the Common Stock. On March 7, 1997, pursuant to an Incentive Stock Option Agreement between the Company and Mr. Daugherty, the Administrative Committee of the Alaska Apollo Resources Inc. 1997 Stock Option Plan granted Mr. Daugherty options to purchase 400,000 shares of the Common Stock exercisable at $1.546875 per share. Options for 71,111 shares vested on March 7, 1997, with 71,111 shares vesting on January 1, 1998, 1999, 2000, and 2001, and the remaining 44,445 shares vesting on January 1, 2002. These options are contingent upon Mr. Daugherty's employment with the Company on the vesting dates. They expire on March 7, 2002. On June 25, 1997 the Shareholders approved the Alaska Apollo Resources Inc. 1997 Stock Option Plan.

         Mr. Wallen received options to purchase 20,000 shares of the Common Stock on December 27, 1995 exercisable at $5.00 and vesting and becoming exercisable in 5,000 share increments on December 27, 1995, 1996, 1997 and 1998. The options expire five years from the date of vesting and were contingent upon Mr. Wallen's employment at the time of vesting. Additionally, on June 28, 1996 the Board of Directors approved 20,000 options to purchase the Company's Common Stock. These options are exercisable at $5.00 per share, vested in 5,000 share increments on June 28, 1996, 1997, 1998 and 1999, and expire five years from the date of vesting. Further, on June 25, 1997 the Board of Directors approved the issuance of 10,000 incentive stock options pursuant to the terms and conditions of the Alaska Apollo Resources Inc. 1997 Stock Option Plan exercisable at $3.25 per share. The options expire five years from the date of the grant.

COMPENSATION OF DIRECTORS

         The Company compensates its non-employee directors for their services to the Company in the form of shares of the Common Stock registered pursuant to Form S-8 promulgated by the Commission. The Company also reimburses its directors for expenses incurred in attending board meetings. The Company paid the non-employee directors the following amounts during fiscal year 1999:
Charles L. Cotterell and James Klyman (formerly Klyman-Mowczan) each received 2,000 shares of the Common Stock valued at $1.00 (U.S.) per share.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                 NAME                             NUMBER OF UNEXERCISED                  VALUE OF UNEXERCISED IN-THE-MONEY
                 ----                         OPTIONS AT FISCAL YEAR-END (#)              OPTIONS AT FISCAL YEAR-END ($)
                                              ------------------------------              ------------------------------
                                                EXERCISABLE/UNEXERCISABLE                  EXERCISABLE/UNEXERCISABLE (1)
                                                -------------------------                  -----------------------------
            James K. Klyman                              6,000/0                                         0
         Charles L. Cotterell                            6,000/0                                         0

-------------------
(1) The market price for the shares of the Common Stock at December 31, 1999, was below the option price for each share of the Common Stock.

         The following is a summary of options that have been granted by the Company to the non-employee directors during the course of their respective tenures. In all instances the number of shares have been reduced and the exercise price increased to reflect the effect of the one for five consolidation of the Common Stock, which was effective June 29, 1998.

         In 1993, Mr. Klyman was granted options to purchase 2,000 shares of the Common Stock exercisable at $9.50 per share that expired December 10, 1998. On June 15, 1994, the Board of Directors approved the reduction of the exercise price of these options to $5.00. On June 15, 1994, Mr. Cotterell was granted an option to purchase 2,000 shares of the Common Stock in 1994 exercisable at $5.00 per share that expired December 10, 1998. On February 27, 1995, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common Stock each exercisable at $5.00 per share and expiring February 27, 2000. On June 28, 1996, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common Stock each exercisable at $5.00 per share and expiring June 28, 2001. On June 25, 1997, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common stock each exercisable at $3.25 (U.S.) per share and expiring June 24, 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table indicates the number of shares of the Common Stock owned beneficially as of May 12, 2000, by (i) each person known to the Company to beneficially own more than five percent of the outstanding shares of the Common Stock, (ii) each director, (iii) the officers of the Company, and (iv) all directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and sole investment power with respect to the shares of the Common Stock which are deemed beneficially owned by such person or entity.

   TITLE OF CLASS                               BENEFICIAL OWNER                   SHARES OWNED           PERCENT OF
   --------------                               ----------------                   ------------           ----------
                                                                                   BENEFICIALLY             CLASS
                                                                                   ------------             -----
    Common Stock                William S. Daugherty                                  733,244 (1)           24.2
                                121 Prosperous Place, Suite 201
                                Lexington, Kentucky 40509

                                Trio Growth Trust                                     400,000 (2)           13.3
                                18 York Valley Crescent
                                Willowdale, Ontario M2P 1A7

                                Grace Church Securities Ltd.                          160,600                6.1
                                21 Abbotsbury House, Abbotsbury Road
                                London W14 8EN, England

                                Alaska Investments Limited                            202,669                7.7
                                5 Old Street
                                Ospery House
                                St. Helier, Jersey, Channel Islands, U.K.

                                Exergon Capital S.A.                                  200,000 (3)            7.4
                                Dufourstrasse 101

                                Zurich 8008, Switzerland

                                Jayhead Investments                                   218,880 (4)            8.1
                                18 York Valley Crescent
                                Willowdale, Ontario H2P 1A7
                                Canada

                                D. Michael Wallen                                     100,600 (5)            3.8
                                120 Prosperous Place, Suite 201
                                Lexington, Kentucky 40509

                                Charles L. Cotterell                                   21,540 (6)             .8
                                120 Prosperous Place, Suite 201
                                Lexington, Kentucky 40509

                                James K. Klyman                                         6,000 (7)             .2
                                120 Prosperous Place, Suite 201
                                Lexington, Kentucky 40509


                                Environmental Energy, Inc.                          1,572,665 (8)           37.9
                                8001 Irvine Center Drive
                                Suite 1040
                                Irvine, California 92618

                                Ken-Tex Oil & Gas, Inc.                               158,399 (9)            6.1
                                130 Fieldcrest Dr.
                                Marion, AR  72364

                                Directors and executive officers as a group          861,384 (10)           27.8
                                (4 persons)

-------------
* Represents ownership of less than one percent.

(1) Includes 315,000 shares of the Common Stock, warrants to purchase 23,800 shares of the Common Stock and options to acquire 404,444 shares of the Common Stock, which are currently exercisable.

(2) Consists of warrants to purchase 400,000 shares of the Common Stock, which are currently exercisable.

(3) Includes 100,000 shares of the Common Stock and warrants to purchase 100,000 shares of the Common Stock, which are currently exercisable.

(4) Includes 50,000 shares of Common Stock and 68,880 shares of Common Stock owned through Jayhead's interest in Alaska Investments Limited and warrants to 100,000 shares of common stock, which are currently exercisable.

(5) Includes 50,600 shares of Common Stock and options to purchase 50,000 shares of Common Stock, which are currently exercisable.

(6) Includes 15,540 shares of the Common Stock and options to purchase 6,000 shares of the Common Stock, which are currently exercisable.

(7) Consists of options to purchase 6,000 shares of the Common Stock, which are currently exercisable.

(8) Includes 40,000 shares of the Common Stock, options to purchase 1,520,000 shares of the Common Stock, which are currently exercisable, 5,106 shares of preferred stock, which may be converted to common shares on a one for one basis, and warrants to purchase 7,559 shares of Common Stock which are currently exercisable.

(9)  Consists of 158,399 shares of Common Stock.

(10) Includes 381,140 shares of the Common Stock, options to purchase 466,444 shares of the Common Stock, which are currently exercisable, and warrants to purchase 23,800 shares of the Common Stock, which are currently exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF DIRECTORS, OFFICERS AND EMPLOYEES

         As of March 31, 2000, the aggregate indebtedness to the Company and to any other person which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company of all present and former directors, officers and employees of the Company was $299,616.

 NAME AND PRINCIPAL POSITION    INVOLVEMENT OF ISSUER OR       LARGEST AMOUNT OUTSTANDING      AMOUNT OUTSTANDING AS
 ---------------------------    -------------------------      ---------------------------     ---------------------
                                        SUBSIDIARY          DURING LAST COMPLETED FISCAL YEAR     OF MARCH 31, 1999
                                        ----------          ---------------------------------     -----------------
William S. Daugherty (1)                  Lender                         $81,933                       $80,970
President and Chief Executive
Officer

D. Michael Wallen                         Lender                         $81,933                       $80,970
Vice President

------------------
(1) The indebtedness of Mr. Daugherty consists primarily of three promissory notes in the principal amount of $33,333, $27,000 and $21,600, dated January 1, 2000, January 4, 1999, and January 1, 1998, bearing interest at the rate of six percent per annum. The notes are secured by Mr. Daugherty's interest in oil and gas partnerships sponsored by the Company's subsidiary, Daugherty Petroleum. Inc.
(2) The indebtedness of Mr. Wallen consists of three promissory notes in the principal amounts of $33,333, $26,250 and $21,600 dated January 1, 2000, January 4, 1999 and January 1, 1998, respectively, each bearing interest at the rate of 6 percent per annum. The note is secured by Mr. Wallen's interest in oil and gas partnerships sponsored by the Company's subsidiary, Daugherty Petroleum, Inc.

INDEBTEDNESS OF THE COMPANY TO A SHAREHOLDER

         Daugherty Petroleum, Inc., is indebted to Jayhead Investments Limited, an affiliate of Alaska Investments Limited. The balance of the indebtedness is $64,779.00 and bears interest at a rate of 10 percent beginning April 1, 1995. Payment terms are based on quarterly payments of interest only with the total principal and interest, if any, due in full June 1, 2001.

                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be presented at the Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

                                OTHER INFORMATION

         All information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received by the Company from such directors and officers.

          SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

         The Company must receive proposals of shareholders intended to be presented at the 2001 Annual General Meeting of Shareholders by March 1, 2001 to be considered for inclusion in the proxy statement and form of proxy relating to the 2001 meeting.

                           APPROVAL OF PROXY STATEMENT

         The Board of Directors of the Company has approved this Proxy Statement, the enclosed form of proxy and the sending thereof to the shareholders of the Company.

                                            By Order of the Board of Directors,



                                            /s/ William S. Daugherty
                                            William S. Daugherty
                                            Chairman of the Board and President

June 2, 2000

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509

                                      PROXY

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF DAUGHERTY RESOURCES, INC. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON JUNE 29, 2000.

         The undersigned hereby appoints William S. Daugherty, the Chairman of the Board and President of the Company, or failing him, James K. Klyman, a director of the Company, or instead of either of the foregoing, (insert name) _____________________________, as nominee of the undersigned, with fill power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 29, 2000 at 10:00 a.m., Vancouver, British Columbia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.       Fixing the Number of Directors.
                                                                   4.       Ratification, Affirmation and Approval of Environmental
         Vote FOR [_] AGAINST [_] the resolution fixing the        Energy, Inc. Option Agreement and Option Certificate
size of the Board of Directors at three.

2.       Election of Directors.                                    Vote FOR [_] AGAINST [_] the resolution ratifying, affirming and approving the November 3, 1997 Option Agreement and the
William S. Daugherty                                               underlying August 20, 1999 Option Certificate.
James K. Klyman
Charles E. Cotterell                                               5.       Upon any other matter that property comes before the
                                                                   Meeting
         Vote FOR [_] the election of all nominees listed
above  (except those whose names the undersigned has
deleted). WITHHOLD [_] vote.
                                                                   Please advise Company of any change of Address:
3.       Auditors
                                                                   -----------------------------------------------------
Vote FOR [_] WITHHOLD [_] vote on the resolution to appoint        Street Address
Kraft, Berger, Grill, Schwartz, Cohen & March LLP, Chartered
Accountants, as auditors of the Company at the remuneration to     -----------------------------------------------------
be fixed by the Board of Directors.                                City, State, Zip


THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated _________________________, 2000.

------------------------------------------------------------------------------------
Signatures of Shareholder

------------------------------------------------------------------------------------
Printed Name of Shareholder

A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF PACIFIC CORPORATE TRUST COMPANY, 625 HOWE STREET, SUITE 830, VANCOUVER, BRITISH COLUMBIA V6C 3B8, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

Joint owners should each sign the proxy where the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATIONS.

                         RETURN THIS PROXY IMMEDIATELY.

                           DAUGHERTY RESOURCES, INC.

                           120 Prosperous Place
                           Suite 201
                           Lexington, KY 40509
                           U.S.A.

                           DAUGHERTY RESOURCES, INC.

             120 Prosperous Place - Suite 201 - Lexington, KY 40509

     In accordance with National Policy Statement No. 41 of the Canadian Securities Administrators, beneficial shareholders may elect ANNUALLY to have their name added to the Company's supplemental mailing list in order to receive interim financial statements. If you wish to receive such statements please complete and return this card.

Name:___________________________________________________________________________

Postal Address:_________________________________________________________________

___________________________Postal Code:_________________________________________

I certify that I am the owner of shares of Daugherty Resources, Inc.

Signature:______________________________________________________________________
                                   Proxy Card